UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 1, 2026

OCEANFIRST FINANCIAL CORP.

(Exact name of Registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

110 West Front Street, Red Bank, New Jersey 07701

(Address of principal executive offices)

(732) 240-4500

(Registrant’s telephone number, including area code) (Zip code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	OCFC	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger, dated December 29, 2025 (the “Merger Agreement”), by and among OceanFirst Financial Corp., a Delaware corporation (“OceanFirst”), Apollo Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of OceanFirst (“Merger Sub”), and Flushing Financial Corporation, a Delaware corporation (“Flushing”).

Effective as of June 1, 2026 (the “Closing Date”), OceanFirst consummated its previously announced transaction with Flushing (the “Closing”). Pursuant to the Merger Agreement, on the Closing Date, (a) Merger Sub merged with and into Flushing (the “First-Step Merger”) at the effective time (the “Effective Time”), with Flushing continuing as the surviving entity, (b) immediately following the First-Step Merger, OceanFirst caused Flushing to merge with and into OceanFirst, with OceanFirst continuing as the surviving corporation (the “Second-Step Merger” and together with the First-Step Merger, the “Mergers”). On the day immediately following the Closing Date, Flushing Bank, a New York-chartered non-member bank and, prior to the Second-Step Merger, a wholly-owned subsidiary of Flushing (“Flushing Bank”) will merge with and into OceanFirst Bank, National Association, a national banking association and a wholly-owned subsidiary of OceanFirst (the “Bank”), with the Bank continuing as the surviving bank (the “Surviving Bank” and such merger, the “Bank Merger”).

Merger Consideration

Pursuant to the Merger Agreement, at the Effective Time, each share of common stock, par value $0.01 per share, of Flushing (“Flushing Common Stock”) issued and outstanding immediately prior to the Effective Time, subject to certain exceptions, was converted into the right to receive 0.85 of a share (the “Exchange Ratio”) of common stock, par value $0.01 per share, of OceanFirst (“OceanFirst Common Stock” and such consideration, the “Merger Consideration”). At the Effective Time, holders of Flushing Common Stock also became entitled to receive cash in lieu of fractional shares of OceanFirst Common Stock.

Treatment of Flushing Equity Awards

Pursuant to the Merger Agreement, at the Effective Time, each outstanding restricted stock unit award (each, a “Flushing RSU Award”) granted under the Flushing Financial Corporation 2014 Omnibus Incentive Plan or the Flushing Financial Corporation 2024 Omnibus Incentive Plan (collectively, the “Flushing Stock Plan”) that was not an Assumed Flushing RSU Award (as defined below), became fully vested and was cancelled and converted into the right to receive (a) a number of shares of OceanFirst Common Stock equal to the product of (i) the number of shares of Flushing Common Stock subject to such Flushing RSU Award immediately prior to the Effective Time (assuming achievement of the target level of performance for any Flushing RSU Award that was subject to performance-based vesting conditions for which the applicable performance period had not ended as of the Effective Time and the actual level of performance achieved for any Flushing RSU Award that was subject to performance-based vesting conditions for which the applicable performance period had ended prior to the Effective Time), multiplied by (ii) the Exchange Ratio, and (b) an amount in cash equal to the accrued dividend equivalent payments (if any) with respect to such Flushing RSU Award.

Pursuant to the Merger Agreement, each outstanding Flushing RSU Award granted under the Flushing Stock Plan after December 29, 2025, including any such Flushing RSU Award that was subject to performance-based vesting conditions (each, an “Assumed Flushing RSU Award”), was, at the Effective Time, converted into a service-based restricted stock unit award of OceanFirst (each, an “OceanFirst RSU Award”), subject to the same terms and conditions applicable to such Assumed Flushing RSU Award immediately prior to the Effective Time, including with respect to service-based vesting conditions, “double-trigger” change in control accelerated vesting, and dividend equivalents, but not any performance conditions or performance-based vesting. The number of shares of OceanFirst Common Stock subject to each OceanFirst RSU Award equaled the product of (a) the number of shares of Flushing Common Stock subject to such Assumed Flushing RSU Award immediately prior to the Effective Time (assuming, in the case of any Assumed Flushing RSU Award that was subject to performance-based vesting, that performance was achieved at the target level of performance), multiplied by (b) the Exchange Ratio.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The total number of shares of OceanFirst Common Stock issuable as Merger Consideration (including with respect to the converted Flushing restricted stock awards as described above) is approximately 29.30 million shares of OceanFirst Common Stock. The issuances of shares of OceanFirst Common Stock in connection with the Mergers were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-4 (File No. 333-293282) filed by OceanFirst with the Securities and Exchange Commission (the “SEC”) on February 6, 2026, as amended on February 23, 2026, and declared effective by the SEC on February 25, 2026 (the “S-4 Registration Statement”).

Item 1.01.	Entry into a Material Definitive Agreement.

The information set forth in Item 3.02 of this Current Report on Form 8-K under the heading “Registration Rights Agreement” is incorporated by reference into this Item 1.01.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

At the effective time of the Second-Step Merger (the “Second Effective Time”), in connection with the Closing, OceanFirst assumed Flushing’s obligations with respect to an aggregate principal amount of $251,857,000 of subordinated debt and junior subordinated debt securities, which were previously issued by Flushing, comprising of (a) $125,000,000 in aggregate principal amount of 3.125% Fixed-to-Floating Rate Subordinated Notes due 2031, (b) $65,000,000 in aggregate principal amount of 6.000% Fixed-to-Floating Rate Subordinated Notes due 2032, (c) $20,619,000 in aggregate principal amount of Fixed/Floating Rate Junior Subordinated Debentures due 2037, (d) $20,619,000 in aggregate principal amount of Fixed/Floating Rate Junior Subordinated Deferrable Interest Debentures due 2037, and (e) $20,619,000 in aggregate principal amount of unsecured Junior Subordinated Deferrable Interest Notes due 2037.

The supplemental indentures and assignment and assumption agreements, pursuant to which OceanFirst assumed the obligations with respect to the subordinated notes, as well as the original indentures, pursuant to which the subordinated notes were issued, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act. OceanFirst agrees to furnish a copy of such documents to the SEC upon request.

Item 3.02.	Unregistered Sale of Equity Securities.

Investment Agreement

On the Closing Date, OceanFirst (a) issued and sold to affiliates of funds managed by Warburg Pincus LLC (“Warburg”), for an aggregate purchase price of $225 million, approximately (i) 9.5 million shares of OceanFirst Common Stock, at $19.76 per share of OceanFirst Common Stock and (ii) 1,812 shares of a new class of OceanFirst non-voting, common-equivalent stock (“NVCE Stock”) representing the economic equivalent of approximately 1.8 million shares of OceanFirst Common Stock, at $19,760 per share of NVCE Stock and (b) issued to Warburg a warrant to purchase approximately 11.4 million shares of NVCE Stock with an exercise price of $19,760 per share of NVCE Stock (the “Warrant” and together with clause (a), the “Investment”). The Warrant carries a term of seven years and can be exercised voluntarily following the third anniversary of the Investment Closing. The Warrant can also be voluntarily exercised prior to the third anniversary of the Investment Closing, (A) in the event the market price of OceanFirst Common Stock reaches or exceeds $30 per share at the closing of any trading day or (B) in connection with certain change of control transactions involving OceanFirst. The Warrant is subject to mandatory exercise, at any time, in the event the market price of OceanFirst Common Stock reaches or exceeds $30 per share for a certain number of trading days over a specified period. In the event of a change of control transaction where less than 90% of the consideration in such transaction is comprised of equity securities traded on the NASDAQ or NYSE, Warburg will be entitled to receive additional shares if it exercises the Warrant in connection with such transaction. The issuance and sale were made pursuant to the investment agreement, dated December 29, 2025, entered into by OceanFirst and Warburg (such agreement, the “Investment Agreement”).

The estimated total number of shares of OceanFirst Common Stock outstanding immediately after the Closing, giving effect to the issuance and sale under the Investment Agreement described above, is approximately 96.7 million shares, which includes approximately (a) 29.30 million shares issued to Flushing stockholders and (b) 9.5 million shares issued to Warburg.

From and after the closing of the Investment (the “Investment Closing”), Warburg is prohibited from transferring any securities acquired pursuant to the Investment Agreement to certain activist investors, competitors of OceanFirst or sanctioned parties, subject to certain exceptions.

OceanFirst’s offering and sale of shares of OceanFirst Common Stock, the NVCE Stock and Warrant were made in reliance on an exemption from registration under Section 4(a)(2) of the Securities Act.

Registration Rights Agreement

On the Closing Date, OceanFirst entered into a Registration Rights Agreement with Warburg (the “Registration Rights Agreement”), pursuant to which OceanFirst agreed to provide customary registration rights to Warburg and its affiliates and certain permitted transferees with respect to the shares of OceanFirst Common Stock purchased under the Investment Agreement, and the shares of OceanFirst Common Stock issued upon the conversion of shares of the NVCE Stock purchased under the Investment Agreement or issued upon the exercise of the Warrant. Under the Registration Rights Agreement, Warburg is entitled to customary S-3 shelf registration rights, “demand” registrations and “piggyback” registration rights, in each case, subject to certain limitations as set forth in the Registration Rights Agreement.

The foregoing description of the Investment Agreement, the Registration Rights Agreement, the Warrant and the transactions contemplated thereby are not complete and are qualified in their entirety by reference to the full text of the Investment Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, the Registration Rights Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, and the Warrant, which is filed as Exhibit 4.1 to this Current Report on Form 8-K, and in each case incorporated by reference herein.

Item 3.03.	Material Modifications to Rights of Security Holders.

In connection with the consummation of the Investment, OceanFirst filed a Certificate of Designations with the Secretary of State of the State of Delaware (the “Delaware Secretary”) for the purpose of creating the NVCE Stock (the “Certificate of Designations”). The Certificate of Designations was filed on May 29, 2026.

The foregoing summaries and referenced descriptions of the terms of the NVCE Stock are qualified in their entirety by reference to the full text of the Certificate of Designations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

As previously disclosed on OceanFirst’s Current Report on Form 8-K filed on December 29, 2025, at the Second Effective Time and in accordance with the terms of the Merger Agreement, (a) the following six former directors of Flushing were appointed to serve as directors on the board of directors of OceanFirst (the “OceanFirst Board”), effective as of the Effective Time: John R. Buran, Alfred DelliBovi, Steven D’Iorio, Louis C. Grassi, Sam S. Han, and Caren C. Yoh (the “Flushing Directors”), and (b) Todd Schell, designated by Warburg, was appointed to serve as a director of OceanFirst, pursuant to the Investment Agreement (such director, collectively with the Flushing Directors, the “New Directors”). Other than the Merger Agreement and, in the case of Todd Schell, the Investment Agreement, there are no arrangements between the New Directors and any other person pursuant to which the New Directors were selected as directors. There are no transactions in which any New Director has an interest requiring disclosure under Item 404(a) of Regulation S-K. The New Directors join the following 10 directors of OceanFirst who will continue their service as directors of OceanFirst: Christopher D. Maher, Anthony R. Coscia, Jack M. Farris, Robert C. Garrett, Nicos Katsoulis, Joseph J. Lebel, Steven M. Scopellite, Grace C. Torres, Patricia L. Turner and Dalila Wilson-Scott.

As a result of the Mergers and effective as of the Effective Time, each John F. Barros, Kimberly M. Guadagno and Joseph M. Murphy, Jr., ceased to serve as a member of the OceanFirst Board. The departures did not result, in whole or in part, from any disagreement with OceanFirst or its management.

Accordingly, effective as of the Effective Time on June 1, 2026, the OceanFirst Board had the following members:

Christopher D. Maher, Anthony R. Coscia, Jack M. Farris, Robert C. Garrett, Nicos Katsoulis, Joseph J. Lebel, Steven M. Scopellite, Grace C. Torres, Patricia L. Turner, Dalila Wilson-Scott, John R. Buran, Alfred DelliBovi, Steven D’Iorio, Louis C. Grassi, Sam S. Han, Caren C. Yoh, and Todd Schell.

Pursuant to the Merger Agreement, effective as of the effective time of the Bank Merger, each of the members of the OceanFirst Board were appointed to the board of directors of OceanFirst Bank (the “OceanFirst Bank Board”) and John R. Buran was appointed as Chairman of the OceanFirst Bank Board.

Biographical Information

Biographical information related to the Flushing Directors can be found in the definitive proxy statement on Schedule 14A filed by Flushing with the SEC on April 17, 2025.

Todd Schell is a Managing Director at Warburg, where he focuses on financial services. He chairs the firm’s U.S. Fintech effort and serves on the boards of ECN Capital Corp., IntraFi, Facet Wealth and PayJoy. Prior to joining Warburg Pincus LLC, Mr. Schell covered financial institutions in the Investment Banking division at Barclays Capital. Mr. Schell received an MBA from Harvard Business School and a BA from Amherst College.

Chairman of the Board

Effective as of the Second Effective Time, pursuant to the terms of the Merger Agreement, John R. Buran was appointed as the Non-Executive Chairman of the OceanFirst Board. At the Closing, Christopher D. Maher, the Chairman, President and Chief Executive Officer of OceanFirst, ceased serving as Chairman of the OceanFirst Board. Mr. Buran will continue to serve as the Non-Executive Chairman for two years following the Closing. Following John Buran’s term, Mr. Maher will be re-appointed Chairman of the OceanFirst Board for a term not exceeding one year. Thereafter, the OceanFirst board will appoint a Chairman of the OceanFirst Board in its discretion. Mr. Buran will also be nominated to the OceanFirst Board at each of the five annual meetings of stockholders of OceanFirst following the Merger Closing.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Mergers, OceanFirst filed a Certificate of Designations with the Delaware Secretary for the purpose of fixing the designations, conversion or other rights, voting powers and limitations of the NVCE Stock.

Information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

The foregoing summary and referenced description of the Certificate of Designations do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Designations, a copy of which is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure

On June 1, 2026, OceanFirst issued a press release announcing the completion of the Mergers. A copy of the press release is filed as Exhibit 99.4 to this Current Report and is incorporated herein by reference.

The information contained in this Item 7.01, as well as Exhibit 99.4 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements of Flushing Financial Corporation required by Item 9.01(a) of Form 8-K are filed as Exhibit 99.1 and Exhibit 99.2 to this Current Report and incorporated by reference into this Item 9.01(a).

(b) Pro forma financial information.

The pro forma financial information required by Item 9.01(b) of Form 8-K is filed as Exhibit 99.3 to this Current Report and incorporated by reference into this Item 9.01(b).

(d) Exhibits.

The following exhibits are filed herewith or incorporated herein by reference:

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as December 29, 2025, by and among Flushing Financial Corporation, OceanFirst Financial Corp. and Apollo Merger Sub Corp. (incorporated by reference to Exhibit 2.1 of OceanFirst Financial Corp.’s Form 8-K filed with the SEC on January 5, 2026 (File No. 001-11713))*

3.1	OceanFirst Financial Corp. Certificate of Designations relating to a new class of non-voting, common-equivalent stock, effective as of May 29, 2026

4.1	Warrant, dated as of June 1, 2026, issued by OceanFirst Financial Corp. to WPGG 14 Orion Investments, L.P., an affiliate of funds managed by Warburg Pincus LLC.

4.2	Warrant, dated as of June 1, 2026, issued by OceanFirst Financial Corp. to WPFS II Orion Investments, L.P., an affiliate of funds managed by Warburg Pincus LLC.

10.1	Investment Agreement, dated as of December 29, 2025, by and between OceanFirst Financial Corp. and affiliates of funds managed by Warburg Pincus LLC (incorporated by reference to Exhibit 10.2 of OceanFirst Financial Corp.’s Form 8-K filed with the SEC on January 5, 2026 (File No. 001-11713))*

10.2	Registration Rights Agreement, dated June 1, 2026, by and among OceanFirst Financial Corp. and affiliates of funds managed by Warburg Pincus LLC

23.1	Consent of BDO USA, P.C., Independent Registered Public Accounting Firm for Flushing Financial Corporation

99.1	Audited consolidated financial statements of Flushing Financial Corporation as of December 31, 2025 and 2024 and for each of the three years in the period ended December 31, 2025 and the related notes thereto and Management’s Report on Internal Control over Financial Reporting as of December 31, 2025 (incorporated by reference to Part II, Item 8 and Item 9A, respectively, of Flushing Financial Corporation’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 6, 2026 (File No. 001-33013))

99.2	Unaudited financial statements of Flushing Financial Corporation as of and for the three months ended March 31, 2026 (incorporated by reference to Part I, Item 1 of Flushing Financial Corporation’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2026, filed with the SEC on May 11, 2026 (File No. 001-33013))

99.3	Unaudited pro forma condensed combined financial information

99.4	Press Release, dated as of June 1, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules and similar attachments have been omitted. The registrant hereby agrees to furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.
Date: June 1, 2026

/s/ Steven J. Tsimbinos
Steven J. Tsimbinos
Senior Executive Vice President, General Counsel and Corporate Secretary